EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sungro Minerals, Inc. (the “Company”) on Form 10-Q for the quarter ended February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.
The Quarterly Report on Form 10-Q of the Company for the period ended February 28, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 13, 2010	By:	/s/ Frederick J. Pucillo, Jr.
	Name:	Frederick J. Pucillo, Jr.
	Title:	Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided Sherb & Co., LP and will be retained by Sungro Minerals, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.1-1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sungro Minerals, Inc. (the “Company”) on Form 10-Q for the quarter ended February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.
The Quarterly Report on Form 10-Q of the Company for the period ended February 28, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 13, 2010	By:	/s/ Erwin Vahlsing, Jr.
	Name:	Erwin Vahlsing, Jr.
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided Sherb & Co., LP and will be retained by Sungro Minerals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.1-2